UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

               Investment Company Act file number    811-21496
                                                    -----------

  Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
           ---------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
           ---------------------------------------------------------
                    (Name and address of agent for service)

     registrant's telephone number, including area code:    630-765-8000
                                                           --------------

                   Date of fiscal year end:    November 30
                                              -------------

               Date of reporting period:    November 30, 2010
                                           -------------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review,
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A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not
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("OMB") control number. Please direct comments concerning the accuracy of the
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burden to Secretary, Securities and Exchange Commission, 100 F Street, NE,
Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.



ANNUAL REPORT
For the Year Ended
November 30, 2010

                                                          [GRAPHIC OMITTED]



                             MACQUARIE/FIRST TRUST
                             GLOBAL INFRASTRUCTURE/
                              UTILITIES DIVIDEND &
                                  INCOME FUND



                                 (FOUR CORNERS
(MACQUARIE LOGO)           CAPITAL MANAGEMENT LOGO)           (FIRST TRUST LOGO)

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2010

 Shareholder Letter........................................................   1
 At A Glance...............................................................   2
 Portfolio Commentary......................................................   3
 Portfolio of Investments..................................................   9
 Statement of Assets and Liabilities.......................................  15
 Statement of Operations...................................................  16
 Statements of Changes in Net Assets.......................................  17
 Statement of Cash Flows...................................................  18
 Financial Highlights......................................................  19
 Notes to Financial Statements.............................................  20
 Report of Independent Registered Public Accounting Firm...................  28
 Additional Information....................................................  29
 Board of Trustees and Officers............................................  33
 Privacy Policy............................................................  35


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Macquarie Capital Investment Management LLC ("MCIM") and/or Four Corners Capital Management, LLC ("Four Corners") (MCIM and Four Corners collectively, the "Sub-Advisors"), and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund" or "MFD") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisors and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of MCIM and Four Corners are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

MCIM, Four Corners and the Fund are not deposit taking institutions for the purposes of the Banking Act of 1959 (Commonwealth of Australia) and their obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542. Macquarie Bank Limited does not guarantee or otherwise provide assurance in respect of the obligations of MCIM, Four Corners or the Fund.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                        ANNUAL LETTER FROM THE PRESIDENT
                               NOVEMBER 30, 2010



Dear Shareholders:

I am pleased to present you with the annual report for your investment in Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. While the past two years have been challenging, successful investors understand that having a long-term investment perspective through all kinds of markets can help them reach their investing goals. First Trust is a long-term investor and investment manager, and we will continue to bring investments we believe fit investors with long-term goals.

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the twelve months this report covers. I encourage you to read this document and discuss it with your financial advisor.

First Trust offers a variety of products that can fit many financial plans to help those investors who are seeking long-term financial success and we remain committed to bringing you quality investment solutions regardless of the inevitable volatility the market experiences. In addition to going over your investment plan, you may want to talk to your advisor about the investments First Trust offers that might also fit your financial plan.

At First Trust we continue to be committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio. We value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,


/s/ James A. Bowen


James A. Bowen
President of Macquarie/First Trust Global
Infrastructure/Utilities Dividend & Income Fund

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND "AT A GLANCE"
AS OF NOVEMBER 30, 2010 (UNAUDITED)



FUND STATISTICS

Symbol on New York Stock Exchange                                      MFD
Common Share Price                                                  $13.82
Common Share Net Asset Value ("NAV")                                $15.29
Premium (Discount) to NAV                                            (9.61)%
Net Assets Applicable to Common Shares                        $138,786,056
Current Quarterly Distribution per Common Share (1)                $0.2250
Current Annualized Distribution per Common Share                   $0.9000
Current Distribution Rate on Closing Common Share Price (2)           6.51%
Current Distribution Rate on NAV (2)                                  5.89%


                 COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)

                              (PERFORMANCE GRAPH)

                 Common Share
                    Price            NAV
                   -------          -----
11/30/2009          11.73          14.36
12/4/2009           11.97          14.53
12/11/2009          11.98          14.54
12/18/2009          12.07          14.57
12/24/2009          12.4           14.89
12/31/2009          12.39          15.02
1/8/2010            12.73          15.47
1/15/2010           12.94          15.27
1/22/2010           12.28          14.77
1/29/2010           11.88          14.47
2/5/2010            11.73          14.1
2/12/2010           12.05          14.36
2/19/2010           12.29          14.63
2/26/2010           12.33          14.62
3/5/2010            12.79          15.04
3/12/2010           12.91          15.17
3/19/2010           12.73          15.01
3/26/2010           12.62          14.9
4/1/2010            12.8           15.33
4/9/2010            12.94          15.53
4/16/2010           12.93          15.42
4/23/2010           12.89          15.34
4/30/2010           12.33          14.81
5/7/2010            11.07          13.43
5/14/2010           11.4           13.63
5/21/2010           10.45          12.77
5/28/2010           10.65          12.89
6/4/2010            10.49          12.63
6/11/2010           10.93          13.09
6/18/2010           11.19          13.66
6/25/2010           11.07          13.44
7/2/2010            10.72          13.07
7/9/2010            11.55          13.86
7/16/2010           11.49          13.95
7/23/2010           11.88          14.43
7/30/2010           12.06          14.54
8/6/2010            12.43          14.9
8/13/2010           11.98          14.42
8/20/2010           11.81          14.1
8/27/2010           11.93          14.32
9/3/2010            12.53          14.85
9/10/2010           12.59          14.85
9/17/2010           12.64          14.91
9/24/2010           13.09          15.3
10/1/2010           13.36          15.47
10/8/2010           13.62          15.89
10/15/2010          14.09          16.11
10/22/2010          14.23          16.2
10/29/2010          14.65          16.43
11/5/2010           15.24          16.69
11/12/2010          14.49          16.32
11/19/2010          14.33          16.07
11/26/2010          14.07          15.61
11/30/2010          13.82          15.29


PERFORMANCE

                                                           Average Annual Total Return
                                                      -------------------------------------
                                       1 Year Ended   5 Years Ended   Inception (3/25/2004)
                                        11/30/2010      11/30/2010        to 11/30/2010
                                       ------------   -------------   ---------------------
Fund Performance (3)
NAV                                        12.31%         3.73%               7.96%
Market Value                               24.27%         3.71%               5.61%
Index Performance
S&P 500 Utilities Total Return Index        7.97%         3.49%               7.75%



                                      % OF TOTAL
TOP 10 HOLDINGS                      INVESTMENTS
-----------------                    -----------
National Grid plc                         6.9%
Spark Infrastructure Group                5.2
Atlantia SpA                              4.5
Severn Trent plc                          4.2
PG&E Corp.                                4.2
GDF Suez                                  3.5
American Electric Power Co., Inc.         3.3
Transurban Group                          3.1
Abertis Infraestructuras S.A.             2.9
Magellan Midstream Partners, L.P.         2.4
                                         ----
   Total                                 40.2%
                                         ====



                                      % OF TOTAL
COUNTRY                              INVESTMENTS
---------                            -----------
United States(5)                         43.3%
Australia                                13.9
United Kingdom                           11.1
France                                    8.4
Italy                                     7.6
Canada                                    6.6
Spain                                     3.4
Germany                                   2.1
Japan                                     1.5
Luxembourg                                1.1
Switzerland                               1.0
                                        -----
   Total                                100.0%
                                        =====



                                      % OF TOTAL
INDUSTRY CLASSIFICATION(4)           INVESTMENTS
----------------------------         -----------
Electric Utilities                       17.5%
Transportation Infrastructure            16.4
Multi-Utilities                          14.6
Oil, Gas & Consumable Fuels              11.9
Water Utilities                           4.2
Independent Power Producers &
   Energy Traders                         2.3
Construction & Engineering                2.2
Gas Utilities                             1.5
Diversified Consumer Services             1.1
Media                                     1.1
Road & Rail                               1.1
                                         ----
   Total                                 73.9%
                                         ====



(1) Most recent distribution paid or declared through 11/30/2010. Subject to change in the future.
(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 11/30/2010. Subject to change in the future.
(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.
(4) Represents the industry classification breakdown for the Core Component of the Fund's portfolio, which includes Common Stocks, Master Limited Partnerships and Canadian Income Trust securities. It excludes the Senior Loan Component of the Fund's portfolio, which industry classification is disclosed in the Portfolio of Investments and makes up the remaining 26.1% of the Fund's portfolio.
(5) The percentage of United States securities includes 26.1% of Senior Floating-Rate Loan Interests.

--------------------------------------------------------------------------------
                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                                  SUB-ADVISORS

Macquarie Capital Investment Management LLC ("MCIM") and Four Corners Capital Management, LLC ("Four Corners") are the Sub-Advisors of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund ("MFD" or the "Fund"). Both MCIM and Four Corners operate within the Macquarie Funds Group ("MFG") and are wholly-owned, indirect subsidiaries of Macquarie Group Limited ("Macquarie").

The Fund's Core Component, which consists primarily of equity securities and equity-like securities issued by infrastructure issuers, is managed by MCIM, which started operations in 2004 with the launch of the Fund. MCIM and its Australia-based affiliates manage approximately $2.5 billion of assets as of November 30, 2010, in MFG's Infrastructure Securities portfolios, which includes the Fund.

The Fund's Senior Loan Component is managed by Four Corners. Four Corners was founded in 2001 and became a wholly-owned, indirect subsidiary of Macquarie in 2008. Four Corners managed over $1.4 billion of assets as of November 30, 2010, with an emphasis on Senior Loans.

MFG is Macquarie Group's funds management business. MFG is Australia's largest asset manager and a top 40 asset manager globally, with over A$300 billion in assets under management (as of September 30, 2010). MFG is a full-service asset manager, offering a diverse range of products including securities investment management, infrastructure and real asset management and fund and equity-based structured products.

                           PORTFOLIO MANAGEMENT TEAM

As noted in MFD's Semi-Annual Report for the period ended May 31, 2010, Mr. Andrew Maple-Brown became the sole Portfolio Manager of MFD's Core Component as of June 1, 2010 following the retirement of Mr. Jon Fitch effective May 31, 2010. Mr. Maple-Brown continues to be supported by Macquarie Funds Group's Infrastructure Securities team, which is one of the largest and most experienced investment teams specializing in the listed infrastructure sector.

MFD's current portfolio management team is as follows:

ANDREW MAPLE-BROWN
PORTFOLIO MANAGER, MFD CORE COMPONENT
PORTFOLIO MANAGER, MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

Mr. Maple-Brown joined the MFG Infrastructure Securities investment team in Sydney, Australia, in 2007 as a Portfolio Manager, relocated to New York in August 2009, and assumed direct responsibilities for the management of the team's North America-based portfolios (including MFD) at that time. Mr. Maple-Brown joined Macquarie Group in August 2001 in the Debt Markets area, where his focus was primarily on infrastructure transactions, and particularly public-private partnerships. Prior to Macquarie, Mr. Maple-Brown spent over four years at Lend Lease in its Project Finance group. In his roles at Lend Lease and in Macquarie's Debt Markets area, Mr. Maple-Brown has had 14 years experience in financing infrastructure and structured property transactions. Mr. Maple-Brown has a Bachelor of Engineering (1st Class Hons, Mechanical) and a Bachelor of Commerce from the University of Sydney and a Masters of Applied Finance from Macquarie University.

ROBERT I. BERNSTEIN, CFA
CO-PORTFOLIO MANAGER
CHIEF INVESTMENT OFFICER, FOUR CORNERS CAPITAL MANAGEMENT, LLC

Mr. Bernstein is responsible for managing Four Corners' investment activities. He has over 19 years of experience in leveraged finance including senior secured loans, high-yield bonds and private equity investments. Prior to joining Four Corners, Mr. Bernstein was a partner of The Yucaipa Companies, a Los Angeles-based private equity firm, where he completed M&A transactions and leveraged financings valued in excess of $4 billion. Previously, Mr. Bernstein was a Vice President in Bankers Trust's leveraged finance group, where he arranged senior loan and high-yield bond financings for financial sponsors and corporate issuers. Mr. Bernstein also worked in GE Capital's restructuring group, where he focused primarily on asset-based loans to distressed borrowers. Mr. Bernstein received an MBA in Finance from the University of Chicago and a BBA in Finance magna cum laude from Hofstra University. He holds the Chartered Financial Analyst designation. Mr. Bernstein also served as an infantry officer in the U.S. Marine Corps.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

DREW R. SWEENEY
CO-PORTFOLIO MANAGER
SENIOR VICE PRESIDENT, FOUR CORNERS CAPITAL MANAGEMENT, LLC

Mr. Sweeney's responsibilities include co-portfolio management of the Four Corners' retail funds as well as coverage of the media and entertainment, cable and satellite industries. Mr. Sweeney has 16 years of investment experience including 12 years in senior secured loans and high-yield bonds. Mr. Sweeney joined Four Corners in 2005 from American Express Asset Management Group, Inc. where he was primarily responsible for managing investments of senior secured loans and high-yield bonds in the gaming, lodging, leisure, homebuilding, and building product sectors. Prior to joining American Express, Mr. Sweeney worked at Four Corners and ING Capital Advisors LLC managing investments of senior secured loans in the media sector. Previously, Mr. Sweeney was an Associate at First Union Securities in the Financial Sponsors and Diversified Industries Groups. Mr. Sweeney received an MBA from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill and a BS from Rutgers University.

                                   COMMENTARY
INVESTMENT OBJECTIVE

The investment objective of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund ("MFD" or the "Fund") is to seek a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. The Fund seeks to achieve its investment objective by investing in a non-diversified portfolio of equity, debt, preferred or convertible securities and other instruments (for instance, other instruments could include Canadian income trusts and Australian stapled securities) issued by U.S. and non-U.S. issuers that have as their primary focus (in terms of income and/or assets) the management, ownership and/or operation of infrastructure and utilities assets in a select group of countries. The Fund seeks to manage its investments and expenses so that a significant portion of its distributions to the Fund's common shareholders will qualify as tax-advantaged dividends, subject to the continued availability of favorable tax treatment for such qualifying dividends.

Under normal market conditions, MFD seeks to invest more than 50% of the Fund's total assets outside the United States. These investments focus on developed economies. MCIM believes that international diversity has two major benefits for investors:

    1. It offers investors exposure to the fundamentals of different economies, thereby affording an alternative to U.S.-domiciled investments; and

    2. By investing in carefully selected developed economies, MFD is expected to provide investors with exposure to a much broader range of infrastructure/utility businesses.

A typical profile of an infrastructure business would be one whose assets provide essential public services which are difficult to replace, have a strategic competitive advantage, demonstrate inelastic demand and have low sensitivity to cyclical volatility, courtesy of their essential nature and high margins.

There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

The performance of the Fund for the fiscal year ended November 30, 2010 was set against the backdrop of continued recovery in global equity and credit markets in the beginning of the period covered by this report, a sharp set back due to European sovereign debt concerns, and then a continuation of the recovery in equity markets through the remainder of the period.

PERFORMANCE ANALYSIS - CORE COMPONENT

As shown in the performance table on the "At A Glance" page, MFD's net asset value ("NAV") total return1 for the period was 12.31%, well ahead of the 7.97% return of the S&P 500 Utilities Total Return Index (the "S&P 500 Utilities Index"). Although the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and senior secured loans, we believe that this S&P 500 Utilities Index offers a frame of reference. Investors cannot invest directly in an index.


_________________________

1 Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

In our view, there were three factors driving the Core Component's positive contribution to the Fund's positive NAV total return during the period:

       - Strong recovery of listed infrastructure securities in global equity markets;
       - Consistent positive performance of energy pipeline stocks, particularly U.S.-domiciled Master Limited Partnerships ("MLPs"); and
       - Strong performance of transportation infrastructure stocks.

These factors are discussed in further detail below.

Strong Recovery of Listed Infrastructure Securities in Global Equity Markets

After lagging broader global equity markets early in 2010, the infrastructure sector outperformed global equities for the remainder of the period. In addition to the sound operating results of many infrastructure companies, we believe the sector also benefitted from the ongoing low interest rate environment which is supportive of the valuation of long duration infrastructure assets.

The regulated and contracted infrastructure sectors generally performed well as the market's focus on yield increased with interest rates anchored around record lows. These infrastructure companies often have higher distribution yields - based on their stable businesses with high cash generating assets - and thus were keenly sought in the lower interest rate environment. The Fund's portfolio contains more of these stocks, given its focus on income, and thus benefitted the generally strong performance of these companies.

The equity market consolidated towards the end of the period, following the Federal Reserve's announcement of additional quantitative easing, on renewed European sovereign debt concerns and policy tightening in China.

There was some corporate activity in the infrastructure sector during the year when the transaction prices were at a material premium to the listed market. This appeared to be a tangible recognition by sophisticated investors of some of the inherent value within the listed infrastructure sector.

Energy Pipelines

Energy pipeline stocks performed strongly over the year covered by this report, led by U.S.-listed MLPs such as Enterprise Product Partners, Magellan Midstream Partners and Energy Transfer Partners, and Canada's Enbridge Inc.

These entities own pipeline and associated energy infrastructure assets. They strongly outperformed the broader infrastructure sector over the period. We believe they have continued to benefit from their solid operational performance and reliable dividend generation resulting from predictable and defensive cash flows. Their attractive yields have been keenly sought by investors in the prevailing low interest rate environment.

Several of these stocks are also taking advantage of organic growth opportunities to invest in new projects which may potentially generate attractive, low risk returns above their cost of capital.

Transportation Infrastructure

The transport infrastructure sectors benefitted from volume growth over the year and made a solid contribution to total return.

Among Toll Road stocks, the largest contributions came from Intoll Group and Transurban in Australia, and France's Vinci. Intoll accepted a takeover bid at a 42% premium, which realized the valuation upside we had identified in this stock2. Vinci also posted gains due to a steady improvement in traffic on its French motorways and the contracting business showing strong signs of a recovery. Despite the Board of the company rejecting a takeover offer, Transurban performed well as it continued to report solid traffic growth and earnings.


_________________________

2 Source: Intoll Group

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

The Seaports subsector benefited from improved sentiment about the economic outlook and expected container volume growth. Hamburger Hafen und Logistik, which operates the Port of Hamburg in Germany, experienced strong growth in container volumes, in keeping with the rebound in global trade.

The Airports subsector was buoyed by the steady rebound in passenger traffic. Towards year-end, the International Air Transport Association reported that global passenger traffic had returned to pre-recession levels. Among the stronger stock performers were Aeroports de Paris in France, Flughafen Zuerich in Switzerland, and Fraport in Germany.

Other Notable Contributors and Detractors

There was also a strong contribution from Utilities. In the Electric Utilities sector, ITC in the U.S. performed strongly, as the market re-rated its strong regulated growth profile. The Fund exited the stock after it had rallied strongly and contributed strongly to the Fund's return. In the Multi-Utilities sector, National Grid in the UK rebounded from its fall at the end of May after announcing a GBP 3.2 billion capital-raising to partly fund a large capital investment program over coming years.3 The Fund benefitted from taking advantage of the large share price fall to initiate a new position at an attractive entry point.

The Water Utilities sector made a good contribution, led by Severn Trent in the UK. It performed well operationally and benefitted from much improved market sentiment after the UK regulator released its final price determination for 2010
- 15, which was an improvement on the draft ruling.

The significant fall in the U.S. Dollar made a material contribution to return last year, but this reversed to some extent this year. The Australian Dollar and Canadian Dollar, which comprise around 25% of the Core Component of the Fund, appreciated by 5% and 3%, respectively. However, the Euro depreciated by 13% and the British Pound by 5% relative to the U.S. Dollar.4 These two currencies represented approximately 34% of the Core Component of the Fund at the period's end. Thus the Fund's foreign currency exposure detracted overall from return.

There were no material detractors from performance over the period.

Portfolio Composition

As of November 30, 2010, the Fund's Core Component held 34 positions in global infrastructure stocks, representing 11 countries and 11 infrastructure sectors.

During the period, the Fund's weightings in Electric Utilities, Transportation Infrastructure, Gas Utilities and Water Utilities were reduced, and the weightings in Oil, Gas & Consumables, and Multi-Utilities were increased. Sector changes were driven by bottom up stock selection.

PERFORMANCE ANALYSIS - SENIOR LOAN COMPONENT

The Senior Loan Component is intended to help provide the Fund with a stable, floating-rate income stream over the Fund's floating-rate leverage cost from which to pay dividends. As floating-rate debt instruments whose interest rates are set at a credit spread (the risk premium) over short-term interest rates, Senior Loans provide income that tends to rise and fall as short-term rates fluctuate, with an approximate 60-to-90-day lag.

The fiscal year ended November 30, 2010 was a very strong period for the Senior Loan market as the S&P/LSTA Leveraged Loan Index (the "S&P/LSTA Index") had a return of 12.0%. Performance was driven by both fundamental and technical conditions. Senior Loan prices were pushed higher by a combination of earnings growth, reduced default rates, loan repayments, large investor inflows and modest but growing new issuance.

Fundamental conditions improved throughout the year and this was highlighted by U.S. corporate earnings as record profits were booked, at an annual rate, of $1.66 trillion in the third quarter 2010.5 Improved earnings combined with a


_________________________

3 Source: National Grid Plc
4 Source: Bloomberg
5 "Corporate Profits Were the Highest on Record Last Quarter" New York Times 11/23/2010.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

declining annualized principal default rate of 2.25% through November 30, 2010 helped to spur investor appetite.6 With a backdrop of positive fundamental economic performance, demand grew and supply shrank. This pushed prices higher and yields lower. At the end of November, the average Index bid was 92.8%, compared to 87.4% at year end 2009.7 Demand in the form of retail loan fund flows was up $11.7 billion year-to-date through November. Additionally, crossover investors and banks have shown a more recent increase in demand for Senior Loans. While new issuance was modest for most of 2010, the loan market has seen an acceleration of new institutional activity at the end of 2010 with more than $57 billion being issued from September through October. Despite the growing new issue calendar, the loan market has continued to shrink in size as repayments primarily contributed to a decline of the Senior Loan market from $528.6 billion at December 31, 2009 to $504.8 billion at November 30, 2010.7


The MFD Senior Loan Component is made up of infrastructure loans which tend to be asset heavy and carry higher average ratings than the S&P/LSTA Index. Consequently, the Senior Loan Component has had no defaults in the past 12 months and currently trades approximately 4.4 points higher than the S&P/LSTA Index.

Strong 2010 Index returns followed record 2009 returns. Risk has generally outperformed in the last two years as lower-rated loans outperformed higher-rated loans. Simply put, lower-rated loans traded down more in 2008 and have rallied more in 2009 and 2010. While a low LIBOR rate has depressed actual cash yields, Senior Loans continue to attract investors seeking low duration credit products. And while the fundamental economic outlook is unclear, it is our expectation that demand for loans will remain strong.

PERFORMANCE RELATIVE TO THE INDEX

The S&P 500 Utilities Index is a broad barometer of the performance of utility stocks (not including all infrastructure industries) solely in the U.S. By comparison, the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and senior secured loans.

The Fund outperformed the S&P 500 Utilities Index principally due to its overweight and stock selection in Oil Gas & Consumable Fuels, Water Utilities and Independent Power Producers & Energy Traders. The Fund's foreign currency exposure detracted relative to this fully U.S. dollar-denominated Index, as did the exposure to rail stocks within the Road and Rail sector. The Fund's Senior Loan Component also contributed to this outperformance.

DISTRIBUTIONS

During the fiscal year covered by this report, the Fund announced four regularly scheduled quarterly distributions totaling $0.675 per share. The positive performance of the Fund has resulted in unrealized appreciation in the Fund's portfolio and has provided the opportunity for the Fund to increase its fourth quarter distribution by 50% over previous quarters from $0.15 to $0.225 per share. In accordance with the Fund's level distribution policy, distributions are expected to be comprised of net investment income, realized short-term capital gains and non-taxable return of capital distributions (which generally are expected to represent unrealized capital appreciation) in order to sustain a stable level of distributions to shareholders. Net long-term capital gain distributions are expected to be made annually, if any. The final determination of the source and tax status of this and all distributions paid in 2010 will be made after the end of 2010.

MARKET AND FUND OUTLOOK

The global economic recovery continues to develop, with growth led by Asia followed by the United States, while Europe is expected to continue to lag.

The fiscal position of many governments, particularly those in developed countries (such as in Europe) has deteriorated sharply as a result of the financial support measures provided during the global financial crisis and the recession that ensued. In times of heightened financial stress, governments in a number of countries have historically needed to privatize assets and/or increase the private sector's involvement in financing the provision of major new infrastructure. We expect to see this trend in 2011, thereby potentially creating further opportunities for listed infrastructure investors.


_________________________

6 Standard & Poor's LCD Weekly Wrap 12/2/2010.
7 S&P/LSTA Leveraged Loan Index Monthly Review, November 2010.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

Late in the period covered by this report, several countries including Spain, Brazil and the Philippines announced major investment plans focused on infrastructure. The European Union's Commissioner for Energy said the EU needs to invest (euro) 200 billion over the next 10 years to extend its natural gas and energy grids, which are crucial to meeting its environmental goals and to support economic growth.8

We continue to expect new opportunities for infrastructure investors flowing from government initiatives to increase private sector involvement in the provision of infrastructure.

In our view, the operational performance and cash flow generation by the companies in the portfolio is sound. In the transport infrastructure sectors, volumes continue to grow. A number of companies are reporting volumes above their previous (pre-recession) highs. We believe the ongoing low interest rate environment is supportive of the valuation of long duration infrastructure assets and infrastructure companies will likely continue to take advantage of the low interest rate environment to lock in attractively-priced long-term finance.

The Core Component holds what we believe are high quality stocks, balanced between the regulated/contracted sectors, the "user demand" transportation infrastructure sectors and selective holdings among electricity utilities.

We believe that the Fund provides U.S. investors with an attractive vehicle to access the broad global universe of listed infrastructure securities. We continue to appreciate your investment in the Fund.




_________________________

8 Source: Dow Jones, Ministry of Public Works and Transport, Malaya Business Insight and Brazilian Development Bank

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (a)
NOVEMBER 30, 2010


   SHARES                     DESCRIPTION                              VALUE
------------ ---------------------------------------------------  --------------
COMMON STOCKS - 84.1%

             AUSTRALIA - 18.3%
   1,247,959 Asciano Group (b) (c)                                $    1,937,787
   1,032,281 Australian Infrastructure Fund (b) .................      1,904,668
   1,024,802 MAp Group (b) ......................................      2,986,100
   4,082,942 SP AusNet (b) ......................................      3,522,139
   8,877,544 Spark Infrastructure Group (b) (d) .................      9,487,646
   1,123,711 Transurban Group (b) ...............................      5,600,783
                                                                  --------------
                                                                      25,439,123
                                                                  --------------

             CANADA - 4.2%
     141,949 Pembina Pipeline Corp. (b) .........................      2,952,230
      80,117 TransCanada Corp. (b) ..............................      2,825,226
                                                                  --------------
                                                                       5,777,456
                                                                  --------------

             FRANCE - 11.0%
      25,081 Aeroports de Paris (b) .............................      1,919,841
      69,924 Electricte de France (b) ...........................      2,916,261
     192,164 GDF Suez (b) .......................................      6,373,123
      84,473 Vinci S.A. (b) .....................................      4,089,932
                                                                  --------------
                                                                      15,299,157
                                                                  --------------

             GERMANY - 2.8%
      64,733 E.On AG (b) ........................................      1,857,401
      50,777 Hamburger Hafen Und Logistik AG (b) ................      2,037,631
                                                                  --------------
                                                                       3,895,032
                                                                  --------------

             ITALY - 9.9%
     416,120 Atlantia SpA (b) ...................................      8,139,938
     796,773 Enel SPA (b) .......................................      3,743,972
     467,217 Terna SpA (b) ......................................      1,914,923
                                                                  --------------
                                                                      13,798,833
                                                                  --------------

             JAPAN - 2.0%
     620,000 Tokyo Gas Co. Ltd ..................................      2,704,027
                                                                  --------------

             LUXEMBOURG - 1.5%
      86,480 Ses Global .........................................      2,001,504
                                                                  --------------

             SPAIN - 4.5%
     336,168 Abertis Infraestructuras S.A. (b) ..................      5,351,959
      20,333 Red Electrica Corp. S.A. (b) .......................        889,052
                                                                  --------------
                                                                       6,241,011
                                                                  --------------

             SWITZERLAND - 1.4%
       5,220 Flughafen Zuerich AG (b) ...........................      1,890,569
                                                                  --------------

             UNITED KINGDOM - 14.6%
   1,428,952 National Grid plc (b) ..............................     12,624,744
     341,347 Severn Trent plc (b) ...............................      7,677,521
                                                                  --------------
                                                                      20,302,265
                                                                  --------------


                      See Notes to Financial Statements                   Page 9

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
NOVEMBER 30, 2010


   SHARES                     DESCRIPTION                              VALUE
------------ ---------------------------------------------------  --------------
COMMON STOCKS - (Continued)

             UNITED STATES - 13.9%
     171,300 American Electric Power Co., Inc. (b)............... $    6,098,280
      41,900 FirstEnergy Corp. (b) ..............................      1,471,109
     162,000 PG&E Corp. (b) .....................................      7,602,660
      44,088 SemGroup Corp. (b) (c) .............................      1,151,578
     126,500 Spectra Energy Corp. (b) ...........................      3,006,905
                                                                  --------------
                                                                      19,330,532
                                                                  --------------

             TOTAL COMMON STOCKS ................................    116,679,509
             (Cost $110,612,305)                                  --------------


  SHARES/
   UNITS                     DESCRIPTION                              VALUE
------------ ---------------------------------------------------  --------------
MASTER LIMITED PARTNERSHIPS - 8.5%

             United States - 8.5%
      78,716 Energy Transfer Partners, L.P. (b) .................      3,988,540
      81,977 Enterprise Products Partners, L.P. (b) .............      3,449,592
      78,181 Magellan Midstream Partners, L.P. (b) ..............      4,378,136
                                                                  --------------

             TOTAL MASTER LIMITED PARTNERSHIPS ..................     11,816,268
             (Cost $8,210,532)                                    --------------


 CANADIAN INCOME TRUSTS - 4.5%

     327,110 Consumers' Waterheater Income Fund (b) .............      2,039,359
     275,997 Northland Power Income Fund (b) ....................      4,245,280
                                                                  --------------

             Total Canadian Income Trusts .......................      6,284,639
             (Cost $5,129,578)                                    --------------


                                                      RATINGS (e)
 PRINCIPAL                                             MOODY'S S&P                         STATED
   VALUE              DESCRIPTION                      (UNAUDITED)      RATE (f)        MATURITY (g)      VALUE
------------ --------------------------------------   -------------   ------------      ------------   ------------
SENIOR FLOATING-RATE LOAN INTERESTS - 34.4%

             CABLE & SATELLITE - 4.9%
$  1,319,589 Charter Communications Operating,
                LLC, Incremental Term
                Loan B-2 ..........................   Ba1  BB+            7.25%          03/06/14         1,368,454
   1,497,494 Charter Communications Operating,
                LLC, Term Loan C ..................   Ba1  BB+            3.54%          09/06/16         1,464,503
   2,480,620 CSC Holdings, Inc., Term
                Loan B-2, Extended Maturity .......   Baa3 BBB-           2.00%          03/29/16         2,470,154
     497,500 CSC Holdings, Inc., Term
                Loan B-3, Extended Maturity .......   Baa3 BBB-           2.00%          03/29/16           492,877
     675,856 UPC Broadband Holdings B.V.,
                Term Loan T .......................   Ba3  B+             4.25%          12/31/16           663,184
     324,144 UPC Broadband Holdings B.V.,
                Term Loan X .......................   Ba3  B+             4.25%          12/31/17           317,661
                                                                                                       ------------
                                                                                                          6,776,833
                                                                                                       ------------


Page 10               See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
NOVEMBER 30, 2010


                                                      RATINGS (e)
 PRINCIPAL                                             MOODY'S S&P                         STATED
   VALUE              DESCRIPTION                      (UNAUDITED)      RATE (f)        MATURITY (g)      VALUE
------------ --------------------------------------   -------------   ------------      ------------   ------------
SENIOR FLOATING-RATE LOAN INTERESTS - (Continued)

             ELECTRIC UTILITIES - 8.9%
$  2,734,471 Astoria Generating Co.,
                Acquisitions, LLC, Term
                Loan B ............................   B1      BB-         2.04%         02/23/13       $  2,693,453
   2,634,277 Calpine Corp., First Priority
                Term Loan .........................   B1      B+          3.17%         03/29/14          2,615,824
     488,758 Covanta Energy Corp.,
                Synthetic Letter of Credit ........   Ba1     BB          1.79%         02/09/14            475,623
     958,042 Covanta Energy Corp.,
                Term Loan .........................   Ba1     BB          1.81%         02/09/14            932,295
   1,000,000 Mirant North America, LLC,
                Revolving Credit Facility .........   Ba2     BB          0.38%         01/03/12            967,500
     812,202 Mirant North America, LLC,
                Term Loan .........................   Ba2     BB          4.00%         01/03/13            805,941
   2,024,500 NRG Energy, Inc., Extended
                Synthetic Letter of Credit ........   Baa3    BB+         3.54%         08/13/15          2,011,484
     415,404 NRG Energy, Inc., Extended
                Term Loan B .......................   Baa3    BB+         3.54%         08/31/15            415,033
         775 NRG Energy, Inc., Synthetic
                Letter of Credit ..................   Baa3    BB+         2.04%         02/01/13                767
      87,517 NRG Energy, Inc., Term Loan ..........   Baa3    BB+         2.04%         02/01/13             86,611
     939,795 Riverside Energy Center, LLC,
                Term Loan .........................   Ba3     BB-         4.54%         06/24/11            937,446
      99,979 Rocky Mountain Energy
                Center, LLC, Synthetic
                Letter of Credit ..................   Ba3     BB-         4.64%         06/24/11             99,729
     315,724 Rocky Mountain Energy
                Center, LLC, Term Loan ............   Ba3     BB-         4.54%         06/24/11            314,934
                                                                                                       ------------
                                                                                                         12,356,640
                                                                                                       ------------

             ENVIRONMENTAL & FACILITIES SERVICES - 1.4%
   1,995,000 EnergySolutions, LLC,
                Term Loan .........................   Ba2     BB+         6.25%         08/13/16          2,009,963
                                                                                                       ------------

             HEALTH CARE FACILITIES - 5.0%
     469,758 HCA, Inc., Term Loan B ...............   Ba3     BB          2.54%         11/18/13            459,776
   2,626,573 HCA, Inc., Term Loan B-2 .............   Ba3     BB          3.54%         03/31/17          2,591,429
   1,290,631 Health Management Associates
                Inc., Term Loan B .................   B1      BB-         2.04%         02/28/14          1,254,845
   1,000,000 Select Medical Corp.,
                Term Loan B .......................   Ba2     BB-         2.28%-4.25%   02/24/12            990,000
   1,673,948 Select Medical Corp.,
                Term Loan B-1 .....................   Ba2     BB-         4.03%-6.00%   08/22/14          1,662,440
                                                                                                       ------------
                                                                                                          6,958,490
                                                                                                       ------------

             HEALTH CARE SERVICES - 2.5%
      64,832 CHS/Community Health Systems,
                Inc., Delayed Draw
                Term Loan .........................   Ba3     BB          2.54%         07/25/14             63,300


                         See Notes to Financial Statements               Page 11

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
NOVEMBER 30, 2010


                                                      RATINGS (e)
 PRINCIPAL                                             MOODY'S S&P                         STATED
   VALUE              DESCRIPTION                      (UNAUDITED)      RATE (f)        MATURITY (g)      VALUE
------------ --------------------------------------   -------------   ------------      ------------   ------------
SENIOR FLOATING-RATE LOAN INTERESTS - (Continued)

             HEALTH CARE SERVICES - (Continued)
$  2,134,471 CHS/Community Health Systems,
                Inc., Extended Term Loan ..........   Ba3     BB          3.76%-3.79%   01/25/17       $  2,112,592
   1,261,238 CHS/Community Health Systems,
                Inc., Term Loan ...................   Ba3     BB          2.51%-2.54%   07/25/14          1,231,442
                                                                                                       ------------
                                                                                                          3,407,334
                                                                                                       ------------

             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 5.6%
     782,748 Bicent Power, LLC, Term Loan
                First Lien ........................   B1      BB-         2.29%         06/30/14            666,314
      63,395 Coleto Creek Power, L.P.,
                Synthetic Letter of Credit ........   B1      B+          3.04%         06/28/13             60,331
     771,201 Coleto Creek Power, L.P., Term
                Loan, First Lien ..................   B1      B+          3.01%-3.04%   06/28/13            733,926
   3,314,891 Dynegy Holdings, Inc.,
                Synthetic Letter of Credit ........   B1      B+          4.01%         04/02/13          3,228,392
     184,919 Dynegy Holdings, Inc.,
                Term Loan B .......................   B1      B+          4.01%         04/02/13            180,094
     933,333 Longview Power, LLC,
                Delayed Draw Term Loan ............   B2      BB-         2.56%         02/28/14            804,222
     266,667 Longview Power, LLC,
                Synthetic Letter of Credit ........   B2      BB-         2.56%         02/28/14            229,778
     800,000 Longview Power, LLC,
                Term Loan B .......................   B2      BB-         2.56%         02/28/14            689,334
   1,488,491 Texas Competitive Electric
                Holdings Co., LLC, Initial
                Term Loan B3 ......................   B2      B+          3.75%-3.79%   10/10/14          1,145,580
                                                                                                       ------------
                                                                                                          7,737,971
                                                                                                       ------------

             MANAGED HEALTH CARE - 3.5%
     699,732 IASIS Healthcare Corporation,
                Delayed Draw Term Loan ............   Ba2     B+          2.26%         03/15/14            679,032
     190,890 IASIS Healthcare Corporation,
                Synthetic Letter of Credit ........   Ba2     B+          2.36%         03/15/14            185,243
   2,021,694 IASIS Healthcare Corporation,
                Term Loan .........................   Ba2     B+          2.26%         03/15/14          1,961,886
   1,990,013 Vanguard Health Systems Inc.,
                Term Loan B .......................   Ba2     BB-         5.00%         01/29/16          1,996,645
                                                                                                       ------------
                                                                                                          4,822,806
                                                                                                       ------------

             MULTI-UTILITIES - 1.4%
   2,000,000 KGEN, LLC, Synthetic
                Letter of Credit ..................   B1      BB-         2.06%         02/08/14          1,895,000
                                                                                                       ------------

             OIL & GAS EXPLORATION & PRODUCTION - 0.5%
     284,306 SemCrude, L.P., Prefunded
                Synthetic Letter of Credit ........   NR      NR          8.50%         11/30/12            285,300
     356,895 SemCrude, L.P., Term Loan,
                Second Lien .......................   NR      NR          9.00% (h)     11/30/16            359,014
                                                                                                       ------------
                                                                                                            644,314
                                                                                                       ------------


Page 12                  See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
NOVEMBER 30, 2010


                                                      RATINGS (e)
 PRINCIPAL                                             MOODY'S S&P                         STATED
   VALUE              DESCRIPTION                      (UNAUDITED)      RATE (f)        MATURITY (g)      VALUE
------------ --------------------------------------   -------------   ------------      ------------   ------------
SENIOR FLOATING-RATE LOAN INTERESTS - (Continued)

             WIRELESS TELECOMMUNICATION SERVICES - 0.7%
$  1,052,248 Windstream Corp.,
                Term Loan B2 ......................   Baa3    BB+         3.03%-3.04%   12/17/15       $  1,054,127
                                                                                                       ------------

             TOTAL SENIOR FLOATING-RATE LOAN INTERESTS ..........................................        47,663,478
             (Cost $48,354,977)                                                                        ------------


             TOTAL INVESTMENTS - 131.5% .........................................................       182,443,894
             (Cost $172,307,392) (i)


             OUTSTANDING LOANS - (32.1%) ........................................................       (44,500,000)
             NET OTHER ASSETS AND LIABILITIES - 0.6% ............................................           842,162
                                                                                                       ------------
             NET ASSETS - 100.0%                                                                       $138,786,056
                                                                                                       ============

_________________________

(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) All or a portion of this security is available to serve as collateral on the outstanding loan.
(c)   Non-income producing security.
(d) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the Australian Exchange and trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(e) Ratings below Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Ratings Group are considered to be below investment grade.
(f) Senior Loans in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) prime rate offered by one or more United States banks or (iii) the certificate of deposit rate.
(g) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(h) Interest for the period commencing on November 30, 2009 and ending on December 31, 2011 shall be payable, at the Borrowers' option, (i) in cash at a rate per annum equal to 9% ("Cash Interest") or (ii) in Payment-in-Kind interest at a rate per annum equal to 11% and, commencing on January 1, 2012, shall be payable as Cash Interest.
(i) Aggregate cost for federal income tax purposes is $175,515,698. As of November 30, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $13,750,372 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $6,822,176.

NR    Not Rated


                         See Notes to Financial Statements               Page 13

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
NOVEMBER 30, 2010


VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of November 30, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                     LEVEL 2          LEVEL 3
                                                TOTAL            LEVEL 1           SIGNIFICANT      SIGNIFICANT
                                               VALUE AT          QUOTED            OBSERVABLE       UNOBSERVABLE
                                              11/30/2010         PRICES               INPUTS           INPUTS
                                           ---------------   ----------------    ---------------    --------------
Common Stocks * ........................   $   116,679,509   $    116,679,509    $           --    $            --
Master Limited Partnerships* ...........        11,816,268         11,816,268                --                 --
Canadian Income Trusts .................         6,284,639          6,284,639                --                 --
Senior Floating-Rate Loan Interests* ...        47,663,478                --          45,768,478         1,895,000
                                           ---------------   ----------------    ---------------   ---------------
Total Investments ......................   $   182,443,894   $    134,780,416    $    45,768,478   $     1,895,000
                                           ===============   ================    ===============   ===============


* See the Portfolio of Investments for country or industry breakout.

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

INVESTMENTS AT FAIR VALUE USING                 BALANCE AS OF       TRANSFERS IN (OUT)     BALANCE AS OF
SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)     NOVEMBER 30, 2009        OF LEVEL 3        NOVEMBER 30, 2010
------------------------------------------------------------------------------------------------------------
Senior Floating-Rate Loan Interests .....         $      --           $   1,895,000         $ 1,895,000
                                                  ---------           -------------         -----------
Total ...................................         $      --           $   1,895,000         $ 1,895,000
                                                  =========           =============         ===========

Net change in unrealized appreciation from Level 3 investments held as of November 30, 2010 was $75,000 and is included in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations.


Page 14                  See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2010


ASSETS:
Investments, at value
   (Cost $172,307,392).........................................................................     $ 182,443,894
 Cash..........................................................................................        10,832,609
 Prepaid expenses..............................................................................            13,745
 Receivables:
    Investment securities sold.................................................................         1,318,072
    Dividends..................................................................................         1,155,754
    Interest...................................................................................           157,539
                                                                                                    -------------
      Total Assets.............................................................................       195,921,613
                                                                                                    -------------

LIABILITIES:
Outstanding loan..............................................................................         44,500,000
Payables:
    Investment securities purchased............................................................         9,993,310
    Distributions to Common Shareholders.......................................................         2,042,542
    Investment advisory fees (includes Sub-Advisory fees of $280,011)..........................           466,684
    Audit and tax fees.........................................................................            53,185
    Printing fees..............................................................................            27,407
    Custodian fees.............................................................................            17,284
    Administrative fees........................................................................            14,913
    Trustees' fees and expenses................................................................             6,632
    Legal fees.................................................................................             3,645
    Interest and fees on loan..................................................................             3,453
    Transfer agent fees........................................................................             2,838
 Other liabilities                                                                                          3,664
                                                                                                    -------------
      Total Liabilities........................................................................        57,135,557
                                                                                                    -------------
NET ASSETS                                                                                          $ 138,786,056
                                                                                                    =============

NET ASSETS consist of:
Paid-in capital................................................................................     $ 171,713,515
Par value......................................................................................            90,780
Accumulated net investment income (loss).......................................................          (964,388)
Accumulated net realized gain (loss) on investments and foreign currency transactions..........       (42,231,740)
Net unrealized appreciation (depreciation) on investments and foreign currency translation.....        10,177,889
                                                                                                    -------------
NET ASSETS.....................................................................................     $ 138,786,056
                                                                                                    =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...........................     $       15.29
                                                                                                    =============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....         9,077,963
                                                                                                    =============


                         See Notes to Financial Statements               Page 15

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2010


INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $558,264).........................................     $   6,209,451
Interest.......................................................................................         1,714,570
Other..........................................................................................           150,487
                                                                                                    -------------
       Total investment income                                                                          8,074,508
                                                                                                    -------------
EXPENSES:
Investment advisory fees (includes Sub-Advisory fees of $1,051,417)............................         1,752,362
Interest and fees on loan......................................................................           789,139
Administrative fees............................................................................           166,412
Custodian fees.................................................................................           143,510
Printing fees..................................................................................            69,657
Audit and tax fees.............................................................................            45,200
Trustees' fees and expenses....................................................................            39,559
Transfer agent fees............................................................................            34,652
Legal fees.....................................................................................            31,204
Other..........................................................................................            79,321
                                                                                                    -------------
       Total expenses                                                                                   3,151,016
                                                                                                    -------------
NET INVESTMENT INCOME (LOSS)...................................................................         4,923,492
                                                                                                    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
     Investments...............................................................................         5,047,369
     Foreign currency transactions.............................................................          (514,987)
                                                                                                    -------------
Net realized gain (loss).......................................................................         4,532,382
                                                                                                    -------------
Net change in unrealized appreciation (depreciation) on:
     Investments...............................................................................         5,227,576
     Foreign currency translation..............................................................          (104,271)
                                                                                                    -------------
Net change in unrealized appreciation (depreciation)...........................................         5,123,305
                                                                                                    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................         9,655,687
                                                                                                    -------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS...............................     $  14,579,179
                                                                                                    =============


Page 16                  See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENT OF CHANGES IN NET ASSETS


                                                                                             YEAR            YEAR
                                                                                             ENDED           ENDED
                                                                                          11/30/2010      11/30/2009
                                                                                        --------------  -------------
OPERATIONS:
Net investment income (loss).......................................................      $  4,923,492    $  4,140,047
Net realized gain (loss)...........................................................         4,532,382     (20,265,525)
Net change in unrealized appreciation (depreciation)...............................         5,123,305      48,126,849
                                                                                         ------------    ------------
Net increase (decrease) in net assets resulting from operations....................        14,579,179      32,001,371
                                                                                         ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................        (6,127,625)       (957,151)
Net realized gain..................................................................                --              --
Return of capital..................................................................                --      (4,489,627)
                                                                                         ------------    ------------
Total distributions to shareholders................................................        (6,127,625)     (5,446,778)
                                                                                         ------------    ------------

CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested.............................................                --              --
                                                                                         ------------    ------------
Net increase (decrease) in net assets resulting from capital transactions..........                --              --
                                                                                         ------------    ------------
Total increase (decrease) in net assets............................................         8,451,554      26,554,593

NET ASSETS:
Beginning of period................................................................       130,334,502     103,779,909
                                                                                         ------------    ------------
End of period......................................................................      $138,786,056    $130,334,502
                                                                                         ============    ============
Accumulated net investment income (loss) at end of period..........................      $   (964,388)   $ (1,301,293)
                                                                                         ============    ============

CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period...............................................         9,077,963       9,077,963
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........                --              --
                                                                                         ------------    ------------
Common Shares at end of period.....................................................         9,077,963       9,077,963
                                                                                         ============    ============


                         See Notes to Financial Statements               Page 17

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED NOVEMBER 30, 2010


Cash flows from operating activities:
 Net increase (decrease) in net assets resulting from operations......       $   14,579,179
 Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
   Purchases of investments...........................................         (150,506,349)
   Sales, maturities and paydowns of investments......................          147,100,769
   Return of capital received from investment in MLPs.................              868,834
   Net amortization/accretion of premiums/discounts on investments....             (392,330)
   Net realized gain/loss on investments..............................           (5,047,369)
   Net change in unrealized appreciation/depreciation on investments..           (5,227,576)

Changes in assets and liabilities:
   Increase in interest receivable....................................              (24,913)
   Decrease in dividends receivable (a)...............................              174,808
   Decrease in prepaid expenses.......................................               85,486
   Decrease in interest and fees on loan payable......................               (4,422)
   Increase in investment advisory fees payable.......................               64,575
   Decrease in audit and tax fees payable.............................               (8,015)
   Decrease in legal fees payable.....................................              (11,396)
   Decrease in printing fees payable..................................               (6,030)
   Increase in administrative fees payable............................                2,033
   Decrease in custodian fees payable.................................               (6,740)
   Increase in transfer agent fees payable............................                  100
   Decrease in Trustees' fees and expenses payable....................                  (79)
   Increase in other liabilities......................................                  433
                                                                             --------------
Cash provided by operating activities.................................
                                                                                                     $    1,640,998
                                                                                                     --------------

Cash flows from financing activities:
 Distributions to Common Shareholders from net investment income......           (5,446,778)
 Issuances of loan....................................................            8,600,000
                                                                             --------------
Cash flows provided by financing activities...........................                                    3,153,222
                                                                                                     --------------
Increase in cash......................................................                                    4,794,220
Cash at beginning of period...........................................                                    6,038,389
                                                                                                     --------------
Cash at end of period.................................................
                                                                                                     $   10,832,609
                                                                                                     ==============

Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees.....................
                                                                                                     $      704,795
                                                                                                     ==============


_________________________
(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $(104,271).


Page 18                  See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                 YEAR            YEAR          YEAR          YEAR         SIX MONTHS       YEAR
                                                 ENDED           ENDED         ENDED         ENDED           ENDED         ENDED
                                              11/30/2010      11/30/2009    11/30/2008    11/30/2007    11/30/2006 (a)   5/31/2006
                                            --------------    ----------    ----------    ----------    --------------   ---------
Net asset value,
   beginning of period..............          $   14.36        $  11.43     $    25.03    $    25.99       $   24.04     $    23.43
                                              ---------        --------     ----------    ----------       ---------     ----------
Income from investment operations:
Net investment income (loss).......                0.55            0.46           1.33          1.33            0.90           1.61
Net realized and unrealized gain (loss)            1.06            3.07         (13.23)         4.25            3.39           1.28
                                              ---------        --------     ----------    ----------       ---------     ----------
Total from investment operations...                1.61            3.53         (11.90)         5.58            4.29           2.89
                                              ---------        --------     ----------    ----------       ---------     ----------

Distributions paid to shareholders from:
Net investment income.............                (0.68)          (0.11)         (0.93)        (2.11)          (0.66)         (1.65)
Net realized gain.................                   --              --          (0.73)        (4.43)          (1.68)         (0.63)
Return of capital..................                  --           (0.49)         (0.04)           --              --             --
                                              ---------        --------     ----------    ----------       ---------     ----------
Total from distributions...........              (0.68)          (0.60)         (1.70)        (6.54)          (2.34)         (2.28)
                                              ---------        --------     ----------    ----------       ---------     ----------
Net asset value, end of period.....           $   15.29        $  14.36     $    11.43    $    25.03       $   25.99    $     24.04
                                              =========        ========     ==========    ==========       =========    ==========
Market value, end of period........           $   13.82        $  11.73     $     8.60    $    23.78       $   23.93    $     21.04
                                              =========        ========     ==========    ==========       =========    ==========
Total return based on net
   asset value (b) (c) .............              12.31%          33.75%        (48.98)%       21.87%          18.22%         13.50%
                                              =========        ========     ==========    ==========       =========    ==========
Total return based on
   market value (b) ................              24.27%          45.08%        (59.56)%       25.75%          24.37%         11.52%
                                              =========        ========     ==========    ==========       =========    ==========

________________________

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)          $ 138,786       $ 130,335     $  103,780    $  225,548      $  233,379    $   215,861
Ratio of total expenses to average
        net assets                                 2.36%           2.86%          3.72%         3.63%           3.97%(d)       3.59%
Ratio of total expenses to average net
   assets, excluding interest
   expense and fees.................               1.77%           1.92%          1.80%         1.73%           1.73%(d)       1.79%
Ratio of net investment income (loss)
   to average net assets............               3.68%           3.76%          6.44%         4.65%           6.94%(d)       6.73%
Portfolio turnover rate............                  87%             80%            23%           53%             14%            60%

Indebtedness:
Total loan outstanding (in 000's) .           $  44,500       $  35,900     $   38,900    $   84,000       $  83,500    $    83,000
Asset coverage per $1,000 of
   indebtedness (e) ................          $   4,119       $   4,630     $    3,668    $    3,685       $   3,795    $     3,601

________________________

(a)   The Fund's fiscal year end was changed from May 31 to November 30.
(b) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.
(c) In 2008, the Fund received reimbursements from the investment sub-advisor in the amount of $332,025. If this reimbursement was not received, the NAV total return for the year ended November 30, 2008 would have been (49.16)%.
(d)   Annualized.
(e) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding), and dividing by the outstanding loan balance in 000's.


                         See Notes to Financial Statements               Page 19

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                               NOVEMBER 30, 2010


                              1. FUND DESCRIPTION

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on January 21, 2004 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol MFD on the New York Stock Exchange ("NYSE").

The Fund's investment objective is to seek a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. In pursuit of this objective, the Fund seeks to manage its investments and expenses so that a significant portion of its distributions to the Fund's Common Shareholders will qualify as tax-advantaged dividends, subject to the continued availability of favorable tax treatment for such qualifying dividends. The Fund seeks to achieve its investment objective by investing in a non-diversified portfolio of equity, debt, preferred or convertible securities and other instruments (for instance, other instruments could include Canadian income trusts and Australian stapled securities) issued by U.S. and non-U.S. issuers that have as their primary focus (in terms of income and/or assets) the management, ownership and/or operation of infrastructure and utilities assets in a select group of countries. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. The following securities, for which accurate and reliable market quotations are readily available, will be valued as follows:

       Common stocks and other securities listed on any national or foreign exchange (excluding the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")), are valued at the last sale price on the exchange on which they are principally traded. If there are no transactions on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

       Securities listed on the NASDAQ or the AIM are valued at the official closing price. If there is no official closing price on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

       Securities traded in the over-the-counter market are valued at their closing bid prices.

All market quotations used in valuing the Fund's securities will be obtained from a third party pricing service. If no quotation is received from a pricing service, attempts will be made to obtain one or more broker quotes for the security. In the event the pricing service does not provide a valuation, broker quotations are not readily available, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust will use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of common stocks and other equity securities will be based on the consideration of all available information, including, but not limited to, the following:

        1) the type of security;
        2) the size of the holding;
        3) the initial cost of the security;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                               NOVEMBER 30, 2010


        4) transactions in comparable securities;
        5) price quotes from dealers and/or pricing services;
        6) relationships among various securities;
        7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
        8) an analysis of the issuer's financial statements; and
        9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

        1) the value of similar foreign securities traded on other foreign markets;
        2) ADR trading of similar securities;
        3) closed-end fund trading of similar securities;
        4) foreign currency exchange activity;
        5) the trading prices of financial products that are tied to baskets of foreign securities;
        6) factors relating to the event that precipitated the pricing problem;
        7) whether the event is likely to recur; and
        8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Fund's Board of Trustees (see above). For certain foreign equity securities a third party pricing service may be utilized to determine fair value. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.

The Senior Floating-Rate Loan interests ("Senior Loans")1 in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third party pricing service. If the pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, First Trust may value such Senior Loan at a fair value according to procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:

       1)   the fundamental business data relating to the issuer;
       2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
       3)   the type, size and cost of the security;
       4)   the financial statements of the issuer;
       5) the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;
       6) the information as to any transactions in or offers for the security;
       7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
       8)   the coupon payments;
       9) the quality, value and salability of collateral, if any, securing the security;
      10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;
      11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and
      12)   other relevant factors.


Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

_________________________

1 The terms "security" and "securities" used throughout the Notes to Financial
  Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                               NOVEMBER 30, 2010


The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

o Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

  - Quoted prices for similar securities in active markets.
  - Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
  - Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
  - Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of November 30, 2010 is included with the Fund's Portfolio of Investments.

B. REPURCHASE AGREEMENTS:

The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. As of November 30, 2010, the Fund had no open repurchase agreements.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

Distributions received from the Fund's investments in Master Limited Partnerships ("MLP") generally are comprised of return of capital from the MLP to the extent of the cost basis of such MLP investments. Cumulative distributions received in excess of the Fund's cost basis in an MLP generally are recorded as capital gain. For the fiscal year ended November 30, 2010, distributions of $868,834 received from MLPs have been reclassed as return of capital. The cost basis of applicable MLPs has been reduced accordingly.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments.

D. UNFUNDED LOAN COMMITMENTS:

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund had unfunded delayed draw loan commitments of approximately $967,500 as of November 30, 2010. The Fund is obligated to fund these loan commitments at the borrower's discretion. Net unrealized appreciation from the commitments is $18,534 at November 30, 2010.

E. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency


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  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                               NOVEMBER 30, 2010


translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

During the period covered by this report, the Fund did not reduce or hedge its exposure to non-U.S. currencies other than in connection with the Fund's exposure to dividends received or receivable in non-U.S. currencies and to hedge forward commitments. However, pursuant to a change in investment strategy which took effect on or about October 1, 2010, the Fund is authorized to hedge its exposure to non-U.S. currencies by entering into forward currency contracts or currency futures contracts ("Derivative Instruments") to selectively hedge certain currencies for defensive purposes. Derivative Instruments subject the Fund to additional transaction costs and may be volatile and illiquid. There may also be imperfect correlation between the value of the Derivative Instrument and the underlying currency resulting in decreased effectiveness of the hedge. With over-the-counter derivatives, there is also the risk that the other party to the transaction will fail to perform.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Fund are declared and paid quarterly or as the Board of Trustees may determine from time to time. On December 11, 2006, the Fund's Board of Trustees adopted a level distribution plan for the Fund. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), as determined as of the close of the Fund's taxable year, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains/losses on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the fiscal year ended November 30, 2010, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) by $1,541,038, a decrease in accumulated net realized gain (loss) on investments by $4,786,319 and an increase to paid-in capital of $3,245,281. Net assets were not affected by this reclassification.

The tax character of distributions paid during the fiscal years ended November 30, 2010 and November 30, 2009 was as follows:

Distributions paid from:                                2010            2009
Ordinary income.................................   $    6,127,625   $   957,151
Return of capital...............................               --     4,489,627

As of November 30, 2010, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income...................   $        177,637
Undistributed capital gains.....................                 --
                                                      ______________
Total undistributed earnings....................            177,637
Accumulated capital and other losses............        (38,121,447)
Net unrealized appreciation (depreciation)......          6,969,583
                                                      ______________
Total accumulated earnings (losses).............        (30,974,227)
Other...........................................         (2,044,012)
Paid-in capital.................................        171,804,295
                                                      ______________
Net assets......................................      $ 138,786,056
                                                      ==============


G. INCOME TAXES:
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

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  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                               NOVEMBER 30, 2010


Certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended November 30, 2010, the Fund elected to defer foreign currency losses of $192,485 incurred between November 1, 2010 and November 30, 2010.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry realized capital losses forward for eight years following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At November 30, 2010, the Fund had a capital loss carryforward for federal income tax purposes of $37,928,962 expiring on November 30, 2017. During the taxable year ended November 30, 2010, the Fund utilized capital loss carryforwards in the amount of $1,275,001.

The Fund is subject to tax accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2007, 2008, 2009 and 2010 remain open to federal and state audit. As of November 30, 2010, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

H. EXPENSES:

The Fund pays all expenses directly related to its operations.

I. ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund's financial statement disclosures, if any.

       3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE
                                  ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a quarterly fee calculated at an annual rate of 0.40% of the Fund's Total Assets up to and including $250 million and 0.35% of the Fund's Total Assets over $250 million. Total Assets are generally defined as average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings.

Macquarie Capital Investment Management LLC ("MCIM") and Four Corners Capital Management, LLC ("Four Corners") serve as the Fund's sub-advisors and manage the Fund's portfolio subject to First Trust's supervision. MCIM manages the Core Component which consists primarily of equity securities and equity-like securities issued by infrastructure issuers and, for its portfolio management services, MCIM is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund's Total Assets allocated to MCIM. If the Fund's Total Assets are greater than $250 million, MCIM receives an annual portfolio management fee of 0.65% for that portion of the Fund's Total Assets over $250 million. In addition, to the extent that MCIM invests a portion of the Core Component in unlisted securities ("Core Unlisted Instruments"), MCIM is entitled to receive a supplemental fee of 0.60% of that portion of the Fund's Total Assets invested in Core Unlisted Instruments. Four Corners manages the Senior Loan Component and, for its portfolio management services, Four Corners is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund's Total Assets allocated to Four Corners.

James A. Bowen, the Chief Executive Officer of First Trust, on October 12, 2010, acquired 100% of the voting stock of The Charger Corporation, the general partner of First Trust (the "Transaction"). The consummation of the Transaction was deemed to be an "assignment" (as defined in the 1940 Act) of the Fund's investment management agreement and investment sub-advisory agreements and resulted in the automatic termination of the agreements. The Transaction is not expected to impact the day-to-day operations of the Fund.

The Board of Trustees of the Fund approved an interim investment management agreement with First Trust and interim investment sub-advisory agreements, which were entered into effective upon the closing of the Transaction and would be in effect for a maximum period of 150 days. A new investment management agreement with First Trust and new investment sub-advisory agreements have been approved by the Board of Trustees of the Fund and were submitted to shareholders of the Fund as of the record date (September 30, 2010) for approval to take effect upon such shareholder approval. A special shareholder meeting of the Fund to vote on a proposal to approve the new investment management agreement and the new investment sub-advisory agreements was held on December 20, 2010, at which time

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                               NOVEMBER 30, 2010


the new investment management agreement and new investment sub-advisory agreements were approved by the Fund's shareholders. Until December 20, 2010, advisory fees payable to First Trust, MCIM and Four Corners were held in escrow. See Submission of Matters to a Vote of Shareholders, in the Additional Information section of this report, for the results.

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, which will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011, serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustee") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the Fund for serving in such capacities.

For the year ended November 30, 2010, the Fund paid brokerage commissions to Macquarie Capital (USA) Inc., an affiliate of MCIM and Four Corners, totaling $9,580.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended November 30, 2010, were $158,980,956 and $147,018,876, respectively.

                                 5. BORROWINGS

The Fund has entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage Inc. (the "BNP Paribas Facility"), which provides for a committed credit facility to be used as leverage for the Fund. The BNP Paribas Facility provides for a secured, committed line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total amount of loans that may be outstanding at any one time under the BNP Paribas Facility is $50,000,000. Absent certain events of default or failure to maintain certain collateral requirements, BNP Paribas Prime Brokerage Inc. may not terminate the BNP Paribas Facility except upon 180 calendar days' prior notice. The BNP Paribas Facility required an upfront payment from the Fund of $200,000, which was amortized over a one year period ended May 11, 2010. The interest rate under the BNP Paribas Facility is equal to 3-month LIBOR plus 100 basis points. In addition, the Fund pays a commitment fee of 0.85% on the undrawn amount of the BNP Paribas Facility.

For the year ended November 30, 2010, the daily average amount outstanding under the BNP Paribas Facility was $41,508,767. The high and low annual interest rates during the year ended November 30, 2010 were 1.80% and 1.28%, respectively, and the weighted average interest rate was 1.52%. The interest rate at November 30, 2010 was 1.29%.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                               NOVEMBER 30, 2010


and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisors determine that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Advisor or Sub-Advisors may take temporary defensive positions.

INDUSTRY CONCENTRATION RISK: The Fund intends to invest up to 100% of its Total Assets in the securities and instruments of infrastructure issuers. Given this industry concentration, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Infrastructure issuers, including utilities and companies involved in infrastructure projects, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. If the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the Common Shares' return will be less than if leverage had not been used. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares. The use of leverage by the Fund increases the likelihood of greater volatility of NAV and market price of the Common Shares. Leverage also increases the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

NON-U.S. RISK: Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. A related risk is that there may be difficulty in obtaining or enforcing a court judgment abroad.

CURRENCY RISK: Currency risk is the risk that the value of a non-U.S. investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. An increase in the strength of the U.S. dollar relative to other currencies may cause the value of the Fund to decline. Certain non-U.S. currencies may be particularly volatile, and non-U.S. governments may intervene in the currency markets, causing a decline in value or liquidity in the Fund's non-U.S. holdings whose value is tied to the affected non-U.S. currency.

SENIOR LOAN RISK: In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another Lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although Senior Loans may be secured by specific collateral, the value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/ or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

HIGH-YIELD SECURITIES RISK: The Senior Loans in which the Fund invests are generally considered to be "high-yield" securities. High-yield securities or "junk" bonds, the generic name for securities rated below "BBB-" by one or more ratings agencies, should be considered speculative as their low ratings indicate a quality of less than investment grade, and therefore carry an increased risk

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                               NOVEMBER 30, 2010


of default as compared to investment grade issues. Because high-yield securities are generally subordinated obligations and are perceived by investors to be riskier than higher rated securities, their prices tend to fluctuate more than higher rated securities and are affected by short-term credit developments to a greater degree.

High-yield securities are subject to greater market fluctuations and risk of loss than securities with higher investment ratings. A reduction in an issuer's creditworthiness may result in the bankruptcy of an issuer or the default by an issuer on the interest and principal payments. The market for high-yield securities is smaller and less liquid than that for investment grade securities.

NON-DIVERSIFICATION RISK: The Fund is non-diversified under the 1940 Act, but is still limited as to the percentage of its assets which may be invested in the securities of any issuer by the diversification requirements imposed by the Code. Because the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

INTEREST RATE RISK: The Fund is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

QUALIFIED DIVIDEND INCOME TAX RISK: There can be no assurance as to what portion of the distributions paid to the Fund's Common Shareholders will consist of tax-advantaged qualified dividend income. For taxable years beginning before January 1, 2013, certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate Common Shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the Common Shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund's ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

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--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND:

We have audited the accompanying statement of assets and liabilities of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund ("the Fund"), including the portfolio of investments, as of November 30, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010 by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund as of November 30, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
January 26, 2011

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

 MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                         NOVEMBER 30, 2010 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

       (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

       (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------
                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

 MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                         NOVEMBER 30, 2010 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                 NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the NYSE Listed Company Manual, the Fund's President has certified to the NYSE that, as of June 14, 2010, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                                TAX INFORMATION

Of the ordinary income distributions made by the Fund during the year ended November 30, 2010, 7.03% qualified for the corporate dividends received deduction available to corporate shareholders.

The Fund hereby designates as qualified dividend income 100% of the ordinary income distributions for the year ended November 30, 2010.

Since the Fund met the requirements of Section 853 of the Code, the Fund hereby elects to pass through to its shareholders credits for foreign taxes paid. The total per share amount of income received by the Fund from sources within foreign countries and possessions of the United States is $0.62 (representing a total of $5,604,626). The total amount of taxes paid to such countries is $0.06 per share (representing a total of $558,264) for the year ended November 30, 2010.

                    CHANGE IN CERTAIN INVESTMENT STRATEGIES

On June 16, 2010, the Fund's Board of Trustees approved changes to certain of the Fund's investment strategies. The Fund's investment strategies are non-fundamental policies of the Fund and require 60 days' prior written notice to shareholders before they can be changed by the Board without receiving shareholder approval. As such, effective on or about October 1, 2010, the following Fund investment strategy changes became effective:

     o Across both the Fund's Core Component and the Fund's Senior Loan Component, no more than 50% (previously, no more than 40%) of the Fund's total assets may be invested in securities and instruments of U.S. infrastructure issuers at any one time. Within the Fund's Core Component, no more than 30% (previously, no more than 20%) of the infrastructure securities may consist of securities of U.S. infrastructure issuers at any time.

     o The Fund is authorized to enter into forward currency contracts or currency futures contracts to selectively hedge certain currencies for defensive purposes (previously, the Fund did not intend to reduce or hedge its exposure to non-U.S. currencies other than in connection with the Fund's exposure to dividends received or receivable in non-U.S. currencies and to hedge forward commitments).

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Strategic High Income Fund III, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund was held on April 14, 2010. At the Annual Meeting, Trustees James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund as Class III Trustees for three-year terms expiring at the Fund's annual meeting of shareholders in 2013. The number of votes cast in favor of Mr. Bowen was 8,135,407, the number of votes against was 241,761 and the number of abstentions was 700,795. The number of votes cast in favor of Mr. Nielson was 8,131,455, the number of votes against was 245,713 and the number of abstentions was 700,795. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

 MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                         NOVEMBER 30, 2010 (UNAUDITED)


A special meeting of shareholders of the Fund was held on December 20, 2010. At the meeting, shareholders approved a new investment management agreement between the Fund and First Trust and new investment sub-advisory agreements between the Fund, First Trust and the Sub-Advisors. 4,568,702 (50.33%) of the outstanding voting securities were voted at the meeting. The number of votes cast in favor of the new investment management agreement was 3,641,816, the number of votes against was 732,732, and the number of abstentions was 194,154. The number of votes cast in favor of the new investment sub-advisory agreement with MCIM was 3,632,382, the number of votes against was 737,210, and the number of abstentions was 199,109. The number of votes cast in favor of the new investment sub-advisory agreement with Four Corners was 3,623,276, the number of votes against was 739,648, and the number of abstentions was 205,777. The terms of the new investment management agreement and new investment sub-advisory agreements are substantially similar to the terms of the previous agreements.

               INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund"), including the Independent Trustees, approved the Interim Investment Management Agreement and the New Investment Management Agreement (collectively, the "Advisory Agreements") between the Fund and First Trust Advisors L.P. (the "Advisor"), the Interim Investment Sub-Advisory Agreement and New Investment Sub-Advisory Agreement (collectively, the "Macquarie Sub-Advisory Agreements") among the Fund, the Advisor and Macquarie Capital Investment Management LLC ("MCIM") and the Interim Investment Sub-Advisory Agreement and New Investment Sub-Advisory Agreement (collectively, the "Four Corners Sub-Advisory Agreements" and together with the Macquarie Sub-Advisory Agreements, the "Sub-Advisory Agreements") among the Fund, the Advisor and Four Corners Capital Management, LLC ("Four Corners"), at a meeting held on September 20, 2010. MCIM and Four Corners are each referred to herein as a "Sub-Advisor" and collectively as the "Sub-Advisors." The Sub-Advisory Agreements are referred to herein together with the Advisory Agreement as the "Agreements." The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements are in the best interests of the Fund. The Board also determined that it believes that the scope and quality of services to be provided to the Fund under the Agreements will be at least equivalent to the scope and quality of services provided under the current Investment Management Agreement with the Advisor, the current Investment Sub-Advisory Agreement among the Fund, the Advisor and MCIM and the current Investment Sub-Advisory Agreement among the Fund, the Advisor and Four Corners (collectively, the "Original Agreements").

On August 25, 2010, the Independent Trustees were informed that James A. Bowen, the President of the Advisor and a Trustee and Chairman of the Board of the Fund, had entered into an agreement to acquire 100% of the common stock of The Charger Corporation, the general partner of the Advisor (the "Transaction"), the consummation of which would constitute a "change of control" of the Advisor and would result in the "assignment" and termination of the current Investment Management Agreement and may also result in the "assignment" and termination of each current Investment Sub-Advisory Agreement pursuant to their terms and in accordance with Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 31, 2010, counsel to the Independent Trustees forwarded to Mr. Bowen and the Advisor a request for information regarding the Transaction. In anticipation of the consummation of the Transaction, the Board at its meeting held on September 20, 2010, considered the information provided by Mr. Bowen and the Advisor in response to the Independent Trustees' request for information and considered the approval of the Agreements.

To reach its determination, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In connection with its deliberations regarding the Agreements, the Board noted the Advisor's representation that apart from their effective and termination dates and any provisions of the Interim Investment Management Agreement and Interim Investment Sub-Advisory Agreements required by Rule 15a-4 under the 1940 Act, the Advisory Agreements and the Sub-Advisory Agreements were the same in all material respects as the Original Agreements. The Board noted that it had recently considered the Advisor's and the Sub-Advisors' capabilities and the terms of the Original Agreements at a meeting held on March 21-22, 2010 and had determined to renew the Original Agreements for an additional one-year term (the "2010 Renewal"). The Board considered that in connection with the 2010 Renewal, it had received a report from the Advisor and each of the Sub-Advisors that, among other things, outlined the services provided by the Advisor and the Sub-Advisors (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisors and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisors; any fall-out benefits to the Advisor and the Sub-Advisors; and information on the Advisor's and the Sub-Advisors' compliance programs. Prior to the September meeting, the Advisor represented to the Board that there had been no material changes to the information provided in March 2010 and that the Board could continue to rely on such information. In addition, MCIM represented to the Board that, except for

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

 MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                         NOVEMBER 30, 2010 (UNAUDITED)


the completion of its succession plan described to the Board in connection with the 2010 Renewal and updates to its Form ADV, there had been no material changes to the information provided in March 2010 and that the Board could continue to rely on such information. Finally, Four Corners represented to the Board that there had been no material changes to the information provided in March 2010 and that the Board could continue to rely on such information.

Because the Board determined that any differences between the Original Agreements and the Agreements were immaterial, the Board determined that much of its previous analysis in connection with the 2010 Renewal applied to its review and consideration of the Agreements. Accordingly, the Board took note of such prior analysis and supplemented it with the additional considerations noted below. The Independent Trustees also met separately with their independent legal counsel to discuss the Transaction and their consideration of the Agreements.

In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by the Advisor and the Sub-Advisors under the Agreements. The Board noted that the Transaction was not expected to result in any changes to the personnel of the Advisor and the Sub-Advisors responsible for providing services to the Fund. The Board also considered the representations of the Advisor and each of the Sub-Advisors that there will be no diminution in services provided under the Agreements. In light of the information presented and the considerations made at the September meeting, including the considerations made in connection with the 2010 Renewal, the Board concluded that the nature, quality and extent of services to be provided to the Fund by the Advisor and the Sub-Advisors under the Agreements are expected to be satisfactory.

The Board considered the advisory and sub-advisory fees payable under the Agreements, noting that they would be the same as the fees payable under the Original Agreements. The Board considered that in connection with the 2010 Renewal it had reviewed the advisory fees charged by the Advisor to similar funds and other non-fund clients, and had noted that the Advisor does not provide advisory services to clients with investment objectives and policies similar to the Fund's other than to two closed-end senior loan funds (one of which had subsequently been liquidated). The Board also considered that it had reviewed information provided by the Sub-Advisors as to the fees they charge to other similar clients. The Board also considered performance information for the Fund, including the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. In light of the information presented on the fees and performance of the Fund and the considerations made at the September meeting, including the considerations made in connection with the 2010 Renewal, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Advisor and Sub-Advisors under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board concluded that the advisory fee continues to reflect an appropriate level of sharing of any economies of scale at current asset levels. The Board noted that in connection with the 2010 Renewal it had reviewed the costs of the services provided and profits realized by the Advisor from serving as investment manager to the Fund for the twelve months ended December 31, 2009. The Board considered its prior conclusion that the Advisor's profitability appeared to be not excessive in light of the services provided to the Fund. The Board considered whether the Advisor derives any ancillary benefits from its relationship with the Fund and noted that the typical fall-out benefits to the Advisor such as soft dollars are not present. The Board noted that the Advisor will receive compensation from the Fund for providing fund reporting services. The Board concluded that any other fall-out benefits received by the Advisor or its affiliates would appear to be limited.

The Board considered MCIM's representation in connection with the 2010 Renewal that investment services expenses are generally fixed. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and MCIM, an unaffiliated third party. The Board considered the fall-out benefits realized by MCIM from its relationship with the Fund, including soft-dollar arrangements.

The Board considered Four Corners' representation in connection with the 2010 Renewal that investment services expenses are primarily fixed, and that Four Corners had previously invested in personnel and systems and anticipated continued maintenance of efficient personnel and systems in support of the Fund. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and Four Corners, an unaffiliated third party. The Board noted that Four Corners does not maintain any soft-dollar arrangements and that Four Corners had previously indicated that it does not receive any material fall-out benefits from its relationship to the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

 MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                         NOVEMBER 30, 2010 (UNAUDITED)


                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                                                THE FIRST          OTHER
                                                                                                  TRUST       TRUSTEESHIPS OR
         NAME, ADDRESS,             TERM OF OFFICE                                            FUND COMPLEX     DIRECTORSHIPS
        DATE OF BIRTH AND           AND LENGTH OF            PRINCIPAL OCCUPATIONS             OVERSEEN BY        HELD BY
     POSITION WITH THE FUND           SERVICE(2)              DURING PAST 5 YEARS                TRUSTEE          TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------
                                                      INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Richard E. Erickson, Trustee        o Three Year     Physician; President, Wheaton                 64             None
c/o First Trust Advisors L.P.         Term           Orthopedics; Co-owner and Co-Director
120 E. Liberty Drive,                                (January 1996 to May 2007), Sports
  Suite 400                                          Med Center for Fitness; Limited
Wheaton, IL 60187                   o Since Fund     Partner, Gundersen Real Estate
D.O.B.: 04/51                         Inception      Limited Partnership; Member,
                                                     Sportsmed LLC

Thomas R. Kadlec, Trustee           o Three Year     President (March 2010 to Present),            64             Director of ADM
c/o First Trust Advisors L.P.         Term           Senior Vice President and Chief                              Investor
120 E. Liberty Drive,                                Financial Officer (May 2007 to March                         Services, Inc.
  Suite 400                         o Since Fund     2010), Vice President and Chief                              and ADM
Wheaton, IL 60187                     Inception      Financial Officer (1990 to May 2007),                        Investor
D.O.B.: 11/57                                        ADM Investor Services, Inc. (Futures                         Services
                                                     Commission Merchant)                                         International

Robert F. Keith, Trustee            o Three Year     President (2003 to Present),                  64             None
c/o First Trust Advisors L.P.         Term           Hibs Enterprises (Financial and
120 E. Liberty Drive,                                Management Consulting)
  Suite 400                         o Since June
Wheaton, IL 60187                     2006
D.O.B.: 11/56

Niel B. Nielson, Trustee            o Three Year     President (June 2002                          64             Director of
c/o First Trust Advisors L.P.         Term           to Present), Covenant                                        Covenant
120 E. Liberty Drive,                                College                                                      Transport Inc.
  Suite 400                         o Since Fund
Wheaton, IL 60187                     Inception
D.O.B.: 03/54


------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen, Trustee,            o Three Year     Chief Executive Officer (December 2010        64             Trustee of
President, Chairman of the Board      Trustee        to Present), President (until                                Wheaton College
and CEO(1)                            Term and       December 2010), First Trust Advisors
120 E. Liberty Drive,                 Indefinite     L.P. and First Trust Portfolios L.P.;
  Suite 400                           Officer        Chairman of the Board of Directors,
Wheaton, IL 60187                     Term           BondWave LLC (Software Development
D.O.B.: 09/55                                        Company/Investment Advisor) and
                                   o Since Fund      Stonebridge Advisors LLC (Investment
                                     Inception       Advisor)

---------------------

(1) Mr. Bowen is deemed an interested person of the Fund due to his position of Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.
(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2011 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2012 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2013 annual meeting of shareholders. Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

 MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                         NOVEMBER 30, 2010 (UNAUDITED)


                                                                TERM OF OFFICE
       NAME, ADDRESS AND          POSITION AND OFFICES          AND LENGTH OF                   PRINCIPAL OCCUPATIONS
         DATE OF BIRTH                 WITH FUND                   SERVICE                       DURING PAST 5 YEARS

-----------------------------------------------------------------------------------------------------------------------------------
                                            OFFICERS WHO ARE NOT TRUSTEES (3)
-----------------------------------------------------------------------------------------------------------------------------------

Mark R. Bradley                  Treasurer, Chief               o Indefinite term           Chief Operating Officer
120 E. Liberty Drive,            Financial Officer                                          (December 2010 to Present) and
  Suite 400                      and Chief Accounting           o Since Fund                Chief Financial Officer,
Wheaton, IL 60187                Officer                          Inception                 First Trust Advisors L.P.
D.O.B.: 11/57                                                                               and First Trust Portfolios
                                                                                            L.P.; Chief Financial
                                                                                            Officer, BondWave LLC
                                                                                            (Software Development
                                                                                            Company/Investment Advisor)
                                                                                            and Stonebridge Advisors LLC
                                                                                            (Investment Advisor)

Erin E. Chapman                  Assistant Secretary            o Indefinite term           Assistant General Counsel
120 E. Liberty Drive,                                                                       (October 2007 to Present),
  Suite 400                                                     o Since June 2009           Associate Counsel (March
Wheaton, IL 60187                                                                           2006 to October 2007), First
D.O.B.:  08/76                                                                              Trust Advisors L.P. and
                                                                                            First Trust Portfolios L.P.;
                                                                                            Associate Attorney (November
                                                                                            2003 to March 2006), Doyle &
                                                                                            Bolotin, Ltd.

James M. Dykas                   Assistant Treasurer            o Indefinite term           Controller (January 2011 to
120 E. Liberty Drive,                                                                       Present), Senior Vice President
  Suite 400                                                     o Since Fund                (April 2007 to January 2011),
Wheaton, IL 60187                                                 Inception                 Vice President (January 2005 to
D.O.B.: 01/66                                                                               April 2007), First Trust
                                                                                            Advisors L.P. and First
                                                                                            Trust Portfolios L.P.

Christopher R. Fallow            Assistant Vice                 o Indefinite term           Assistant Vice President
120 E. Liberty Drive,            President                                                  (August 2006 to Present),
  Suite 400                                                     o Since Fund                Associate (January 2005 to
Wheaton, IL 60187                                                 Inception                 August 2006), First Trust
D.O.B.: 04/79                                                                               Advisors L.P. and First
                                                                                            Trust Portfolios L.P.

W. Scott Jardine                 Secretary                      o Indefinite term           General Counsel, First Trust
120 E. Liberty Drive,                                                                       Advisors L.P., First Trust
  Suite 400                                                     o Since Fund                Portfolios L.P. and BondWave
Wheaton, IL 60187                                                 Inception                 LLC (Software Development
D.O.B.: 05/60                                                                               Company/Investment Advisor);
                                                                                            Secretary of Stonebridge
                                                                                            Advisors LLC (Investment Advisor)

Daniel J. Lindquist              Vice President                 o Indefinite term           Senior Vice President
120 E. Liberty Drive,                                                                       (September 2005 to Present),
  Suite 400                                                     o Since Fund                First Trust Advisors L.P. and
Wheaton, IL 60187                                                 Inception                 First Trust Portfolios L.P.
D.O.B: 02/70

Coleen D. Lynch                  Assistant Vice                 o Indefinite term           Assistant Vice President
120 E. Liberty Drive,            President                                                  (January 2008 to Present),
  Suite 400                                                     o Since July 2008           First Trust Advisors L.P. and
Wheaton, IL 60187                                                                           First Trust Portfolios L.P.;
DOB: 07/58                                                                                  Vice President (May 1998 to
                                                                                            January 2008), Van Kampen
                                                                                            Asset Management and Morgan
                                                                                            Stanley Investment Management

Kristi A. Maher                  Assistant Secretary            o Indefinite term           Deputy General Counsel (May
120 E. Liberty Drive,            and Chief Compliance                                       2007  to Present), Assistant
  Suite 400                      Officer                        o Assistant                 General Counsel (March 2004 to
Wheaton, IL 60187                                                 Secretary since           May 2007), First Trust
D.O.B.: 12/66                                                     Fund Inception            Advisors L.P. and First Trust
                                                                                            Portfolios L.P.
                                                                o Chief
                                                                  Compliance
                                                                  Officer since
                                                                  January 2011


---------------------
(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

 MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                         NOVEMBER 30, 2010 (UNAUDITED)


PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") value our relationship with you and consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We may collect nonpublic personal information about you from the following sources:

      o Information we receive from you or your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required by law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at (800) 621-1675 (First Trust Portfolios) or (800) 222-6822 (First Trust Advisors).

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                      This Page Left Blank Intentionally.

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISORS
Macquarie Capital Investment Management LLC
125 West 55th Street
New York, NY 10019

Four Corners Capital Management, LLC
555 South Flower Street, Suite 3300
Los Angeles, CA 90071

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA  19153

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

                               [BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

   (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $48,000 for the fiscal year ended November 30, 2009 and $48,000 for the fiscal year ended November 30, 2010.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2009 and $0 for the fiscal year ended November 30, 2010.

         Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph

(a) of this Item were $0 for the fiscal year ended November 30, 2009 and $0 for the fiscal year ended November 30, 2010.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $5,200 for the fiscal year ended November 30, 2009 and $5,218.18 for the fiscal year ended November 30, 2010. These fees were for tax consultation.

         Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for the fiscal year ended November 30, 2009 and $0 for the fiscal year ended November 30, 2010.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2009 and $0 for the fiscal year ended November 30, 2010.

      All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2009 and $0 for the fiscal year ended November 30, 2010.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this

Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%

                          (c)  0%

                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended November 30, 2009, were $5,200 for the registrant and $36,000 for the registrant's investment adviser, and for the fiscal year ended November 30, 2010, were $5,215.18 for the registrant and $6,000 for the registrant's investment adviser.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

   (a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are included below.

                           FIRST TRUST ADVISORS L.P.

        MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND &
                                  INCOME FUND

                            PROXY VOTING GUIDELINES

      First Trust Advisors L.P. ("First Trust") serves as investment adviser providing discretionary investment advisory services for Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund"). Macquarie Capital Investment Management LLC ("MCIM") serves as sub-adviser for the portion of the Fund's investment portfolio invested, or to be invested, in equity securities as well as other securities and instruments issued by U.S. and non-U.S. issuers that manage, own and/or operate infrastructure and utility assets in a select group of countries (the "Core Component"). Four Corners Capital Management, LLC serves as sub-adviser for the portion of the Fund's investment portfolio invested, or to be invested, in U.S. dollar denominated senior secured floating-rate loans issued by U.S. and non-U.S. issuers that manage, own and/or operate infrastructure and utility assets (the "Senior Loan Component"). As part of these services, First Trust has full responsibility for proxy voting and related duties with respect to the Senior Loan Component and the Core Component. In fulfilling these duties, First Trust and the Fund have adopted the following policies and procedures:

       1. It is First Trust's policy to seek to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

       2. First Trust shall be responsible for the oversight of the Fund's proxy voting process and shall assign a senior member of its staff to be responsible for this oversight.

       3. First Trust has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to First Trust on the voting of proxies related to securities held by the Fund. ISS provides voting recommendations based on established guidelines and practices. First Trust has adopted these ISS Proxy Voting Guidelines.

       4. With respect to proxies received for the Core Component, First Trust shall review the ISS recommendations and forward such recommendations to MCIM for review. First Trust generally will vote the proxies in accordance with ISS recommendations. MCIM may request that First Trust not vote in accordance with the ISS guidelines and First Trust may review and follow such request, unless First Trust determines that it is unable to follow such request. With respect to proxies received for the Senior Loan Component, First Trust shall review the ISS recommendations and generally will vote the proxies in accordance with ISS recommendations. Notwithstanding the foregoing, First Trust may not vote in accordance with the ISS recommendations if First Trust believes that the specific ISS recommendation is not in the best interests of the Fund.

       5. If First Trust manages the assets or pension fund of a company and any of First Trust's clients hold any securities in that company, First Trust will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. In addition, if First Trust has actual knowledge of any other type of material conflict of interest between itself and the Fund with respect to the voting of a proxy, First Trust shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest.

       6. If the Fund requests First Trust to follow specific voting guidelines or additional guidelines, First Trust shall review the request and follow such guidelines, unless First Trust determines that it is unable to follow such guidelines. In such case, First Trust shall inform the Fund that it is not able to follow the Fund's request.

       7. First Trust may have clients in addition to the Fund which have provided First Trust with discretionary authority to vote proxies on their behalf. In such cases, First Trust shall follow the same policies and procedures.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description Role of Portfolio Manager(s) or Management Team Members

INFORMATION PROVIDED AS OF FEBRUARY 2, 2011

Macquarie Capital Investment Management LLC ("MCIM") and Four Corners Capital Management, LLC ("Four Corners") serve as the registrant's sub-advisers. MCIM manages the Core Component of the registrant, while Four Corners manages the Senior Loan Component of the registrant.

MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

Andrew Maple-Brown is the sole portfolio manager responsible for the day-to-day management of the Core Component of the registrant.

                                                            Length of
Name                              Title                      Service         Business Experience Past 5 Years
----                              -----                     ---------        --------------------------------
Andrew Maple-Brown      Fund Co-Portfolio Manager as of      9 years         Andrew has been a New York-based portfolio manager of
                        August 1, 2009; Became sole                          the registrant and other North American domiciled
                        Portfolio Manager of the Fund                        portfolios in the MFG Global Infrastructure Securities
                        as of June 30, 2010.                                 Strategy ("Strategy") since August 1, 2009. He joined
                                                                             the investment team in 2007 in Sydney, Australia, where
                                                                             he was previously a portfolio manager for the
                                                                             Australian and Asian domiciled portfolios in the
                                                                             Strategy. Andrew joined Macquarie Group in 2001 in the
                                                                             Debt Markets division, where his focus was primarily on
                                                                             infrastructure transactions, particularly
                                                                             public-private partnerships (PPP).

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

INFORMATION PROVIDED AS OF NOVEMBER 30, 2010

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

---------------------- ------------------------ ------------ ---------------- --------------------- -----------------
                                                                                                    Total Assets in
                                                   Total                        No. of Accounts      Accounts where
  Name of Portfolio                               No. of                       where Advisory Fee   Advisory Fee is
     Manager or                                  Accounts                         is Based on          Based on
     Team Member          Type of Accounts        Managed     Total Assets        Performance         Performance
---------------------- ------------------------ ------------ ---------------- --------------------- -----------------
 Andrew Maple-Brown    Registered Investment         3           $661.1M               0                   $0
                       Companies:
---------------------- ------------------------ ------------ ---------------- --------------------- -----------------
                       Other Pooled Investment       3           $185.2M               0                   $0
                       Vehicles:
---------------------- ------------------------ ------------ ---------------- --------------------- -----------------
                       Other Accounts:               3           $188.3M               0                   $0
---------------------- ------------------------ ------------ ---------------- --------------------- -----------------

      The Advisory fees for these accounts where the advisory fee is based on performance include a base management fee and a performance fee over a specified hurdle rate.

POTENTIAL CONFLICTS OF INTERESTS

MCIM has policies and procedures in place that govern the manner in which allocations of trades will be handled should MCIM effect purchases or sales of the same security for different clients. These procedures address circumstances in which separate purchase or sale orders for the same security are placed for two or more clients, and additionally when purchase or sale orders for the same security are aggregated. MCIM policies detail specific conditions that must be met when aggregating purchase or sale orders for the same security for two or more clients. The Portfolio Manager is responsible for allocating investment opportunities and aggregating orders consistently with the procedures and monthly review by the Chief Compliance Officer of MCIM is required.

(a)(3)   Compensation Structure of Portfolio Manager(s) or Management
         Team Members

INFORMATION PROVIDED AS OF FEBRUARY 2, 2011

Compensation consists of fixed remuneration in the form of a base salary, variable (at risk) performance pay in the form of an annual profit share allocation and a long term incentive in the form of stock (applies to Director level employees only). Fixed remuneration takes into consideration the role of individuals and market conditions. Remuneration is reviewed on a yearly basis in March/April and takes effect from July 1st of that year. The discretionary profit sharing pool is allocated to business areas based primarily on relative contribution to profits taking into account capital usage, and then to individuals with the business areas. Allocations to individuals are based on their performance contribution over the year to March 31st . As part of the annual remuneration review cycle, Directors are entitled to receive an allocation of stock based on their performance over the year. Macquarie Group uses shares to provide a long term equity incentive for senior staff and ensures significant alignment with shareholder interests over the long term. Compensation is not directly based on the pre or post tax performance of the registrant over a certain period. However, performance of the registrant may be one factor taken into account in determining compensation.

In order to assist in retaining its high performance employees, Macquarie will retain a portion of allocated profit share. Retained profit share from 2009 onward will be delivered as Macquarie equity awards through the Macquarie Group Employee Retained Equity Plan ("MEREP"). For any profit share allocation greater than $A50,000, 25 percent of the excess above $A50,000 will be retained in MEREP. More generous retention arrangements apply to employees who have been eligible for seven or more profit share allocations, where the minimum threshold for retention is $A200,000. In these cases, for allocations up to $A200,000, there will be no retention. The retention will be 25 percent of the excess above $A200,000.

(a)(4) Disclosure of Securities Ownership

THE INFORMATION BELOW IS AS OF NOVEMBER 30, 2010

----------------------------------- --------------------------------
               Name                  Dollar ($) Range of Fund Shares
                                          Beneficially Owned
----------------------------------- --------------------------------
        Andrew Maple-Brown                        $0
----------------------------------- --------------------------------

FOUR CORNERS CAPITAL MANAGEMENT, LLC:

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

INFORMATION PROVIDED AS OF FEBRUARY 2, 2011

FOUR CORNERS CAPITAL MANAGEMENT LLC

Four Corners manages multiple portfolios comprised principally of U.S. dollar denominated, floating-rate, senior secured, commercial and industrial loans and other debt instruments that may include high yield bonds, structured products, and /or credit derivatives. Robert I. Bernstein and Drew R. Sweeny are co-portfolio managers for the senior loan component of the registrant. Mr. Bernstein has primary responsibility for investment decisions. Mr. Sweeney assists Mr. Bernstein and also is a credit analyst assigned to certain industries. The co-portfolio managers are supported in their portfolio management activities by the investment staff including a team of credit analysts. The credit analysts are assigned loans within specific industries and report to Mr. Bernstein. [Note: Four Corners was previously 2/3rd owned by Macquarie Group Limited ("Macquarie"). On October 22, 2008. Macquarie purchased the remaining 1/3rd of Four Corners. Due to that transaction, as of 01/01/09, all Four Corners employees with the exception of Robert Bernstein, became employees of Macquarie. As of 01/01/2009, all former Four Corners employees have been seconded to provide services to Four Corners.]

                                                           Length of
Name                                Title                   Service         Business Experience Past 5 Years
----                                -----                  ---------        --------------------------------
1. Robert I. Bernstein     Chief Investment Officer,       11/2001 to       Managing Director & Chief Investment Officer of Four
                           Non-Investment Grade Credit     Present          Corners Capital Management LLC

2. Drew R. Sweeny          Senior Vice President           7/2005 to        Senior Vice President, Macquarie Funds Group*,
                                                           Present          Senior Vice President Four Corners Capital Management*,
                                                                            Vice President, Analyst, American Express Asset
                                                                            Management Group

 * As of October 2008, Four Corners became a wholly-owned subsidiary of Macquarie Group Limited ("Macquarie"). Four Corners is a part of the Macquarie
Funds Group, an operating unit of Macquarie.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

INFORMATION PROVIDED AS OF NOVEMBER 30, 2010

--------------------------- ------------------------------------- ------------- ------------- ---------------- ----------------
                                                                                                                Total Assets
                                                                                               # of Accounts      for which
                                                                     Total                      Managed for    Advisory Fee is
  Name of Portfolio                                                  # of                     which Advisory      Based on
    Manager or                                                      Accounts    Total Assets  Fee is Based on    Performance
    Team Member                       Type of Accounts              Managed     ($millions)     Performance      ($millions)
--------------------------- ------------------------------------- ------------- ------------- ---------------- ----------------
1. Robert I. Bernstein      Registered Investment Companies:           0            $0M              0               $0
                            Other Pooled Investment Vehicles:          3          $733.6M            3             $733.6M
                            Other Accounts:                            9          $669.7M            0               $0
--------------------------- ------------------------------------- ------------- ------------- ---------------- ----------------
2. Drew R. Sweeney          Registered Investment Companies:           0            $0M              0               $0
                            Other Pooled Investment Vehicles:          0             $0              0               $0
                            Other Accounts:                            1           $45.4M            0               $0
--------------------------- ------------------------------------- ------------- ------------- ---------------- ----------------


POTENTIAL CONFLICTS OF INTERESTS

In general, Four Corners seeks to allocate the purchase and sale of corporate loans to clients in a fair and equitable manner to quickly and prudently create a well-constructed, fully invested portfolio of corporate loans. Since Four Corners' clients have varying investment restrictions, and because of the constraining mechanics of the corporate loan market, allocation of trades through methods such as pro-rata allocation are not feasible. Therefore, the allocation of corporate loan purchases and sales to various accounts is generally based on factors such as the client's investment restrictions and objectives, including expected liquidity and/or third party credit ratings, the client's acceptance or rejection of prospective investments, if applicable, and the relative percentage of invested assets of a client's portfolio, among others. Assets may be disproportionately allocated to accounts during their initial investment (ramp up) period, notwithstanding that other accounts may also have assets available for investment. Such disproportionate allocation to accounts during the ramp-up process may have a detrimental effect on other accounts. Subject to the foregoing, whenever Four Corners' clients have available funds for investment, investments suitable and appropriate for each will be allocated in a manner Four Corners believes to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if an allocation to other client accounts were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, Four Corners and its affiliates may purchase securities or loans of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities or loans for another client. For these and other reasons, not all portfolios will participate in the gains or losses experienced by other portfolios with similar investment objectives.

(a)(3)   Compensation Structure of Portfolio Manager(s) or Management Team
         Members

INFORMATION PROVIDED AS OF FEBRUARY 2, 2011

Portfolio Manager and Management Team compensation is typically comprised of a base salary and a bonus. There are no pre-determined formulas to determine base salaries or bonus amounts. Bonuses for all employees, including the Portfolio Managers, are discretionary. In addition, the Portfolio Managers have stock options of Macquarie Group Limited. These options are in varying amounts and are subject to certain vesting and other provisions of the Macquarie option plan.

The Portfolio Managers' salaries are set at certain levels and may be raised at the discretion of Macquarie Group Limited. Bonuses are entirely discretionary, and are likely to be related to, among other things, business unit profitability and personal performance. Compensation is determined without regard to the performance of any one particular fund. The Portfolio Managers have no direct incentive to take undue risks when individual fund performance is lagging.

If the Portfolio Manager's or the Management Team's bonus is over a certain amount, a portion of that bonus will be deferred, and paid out in the future in three equal installments.

(a)(4) Disclosure of Securities Ownership

THE INFORMATION BELOW IS AS OF NOVEMBER 30, 2010

 --------------------------------------  -------------------------
     Name of Portfolio Manager or         Dollar ($) Range of Fund
              Team Member                Shares Beneficially Owned
 --------------------------------------  -------------------------
          Robert I. Bernstein                       $0
 --------------------------------------  -------------------------
            Drew R. Sweeney                        $0
 --------------------------------------  -------------------------

(b)      Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

   (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
           Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

   (a)(3)  Not applicable.

   (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
           Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)  Macquarie/First Trust Global Infrastructure/Utilities Dividend &
              Income Fund
              -----------------------------------------------------------------

By (Signature and Title)*    /s/ James A. Bowen
                             --------------------------------------------------
                             James A. Bowen, Chairman of the Board, President
                             and Chief Executive Officer
                             (principal executive officer)

Date  January 20, 2011
      --------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ James A. Bowen
                             --------------------------------------------------
                             James A. Bowen, Chairman of the Board, President
                             and Chief Executive Officer
                             (principal executive officer)

Date  January 20, 2011
      --------------------


By (Signature and Title)*    /s/ Mark R. Bradley
                             --------------------------------------------------
                             Mark R. Bradley, Treasurer, Chief Financial Officer
                             and Chief Accounting Officer
                             (principal financial officer)

Date  January 20, 2011
      --------------------



* Print the name and title of each signing officer under his or her signature.